Pareto Securities Oil & Offshore Conference 2011 August 31, 2011 Exhibit 99.1

Some of the statements in this presentation constitute forward-looking statements.  Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts.  The forward looking statements contained in this presentation involve risks and uncertainties as well as statements as to:
• our limited operating history;
• availability of investment opportunities;
• general volatility of the market price of our securities;
• changes in our business strategy;
• our ability to consummate an appropriate investment opportunity within given time constraints;
• availability of qualified personnel;
• changes in our industry, interest rates, the debt securities markets or the general economy;
• changes in governmental, tax and environmental regulations and similar matters;
• changes in generally accepted accounting principles by standard-setting bodies; and
• the degree and nature of our competition.
The forward-looking statements are based on our beliefs, assumptions and expectations of our future performance, taking into account all information currently available to us.  These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to us or are within our control.  If a change occurs, our business, financial condition, liquidity and results of operations may vary materially from those expressed in our forward-
looking statements.
Forward-Looking Statements

Symbol: VTG (NYSE AMEX)
Location: HQ – Houston; Operations – Singapore; Marketing – Dubai
Market Cap: $366.2 million
Book Value: $713.8 million
Enterprise Value: $1.52 billion
Employees: > 700
Contract Backlog: $3.0 billion, including rigs under management
Owned Fleet: 4 Ultra-Premium Jackups
1 Ultra-Deepwater Drillship
1 Ultra-Deepwater Drillship under construction
Managed Fleet: 4 Ultra-Deepwater Drillships under construction
Corporate Overview

Platinum Explorer commenced operations with ONGC on December 29, 2010, and achieves impressive utilization –
First 6 months of operation – 91% efficiency
June 2011 – 99.77%
July 2011 – 93.5%
Construction Management Agreements with Aker Drilling for two drillships under construction at DSME
High-specification jackup market experiencing upward momentum in rates with continued high utilization
Recent Developments

Expanded deepwater fleet with order of newbuild drillship Tungsten Explorer for Q2 2013 delivery.
Raised ~ $240.0 million with “tack-on” bond offering to refinance term loan and fund drillship down payment.
November 15, 2010  - Took delivery of Platinum Explorer – on-time, on budget
Awarded high-profile jackup contract for ultra-HPHT work in Malaysia @ $187,000 per day
(inclusive of reimbursed upgrades); 14-21 month duration
Awarded 18 month contract for Emerald Driller in Thailand.

•
Capable of operating in water depths up to 12,000 ft
•
Total vertical drilling depth of 40,000 ft
•
Variable deck load of 20,000 tons
•
Hull measurement of 781 ft long by 137 ft wide
•
DP3 dynamic positioning system
•
1250 short ton hook load, including 9000 hp drawworks
•
Offline pipe handling
•
Trip saver system
•
Accommodations for 200 personnel
•
Delivery Q2 2013
Tungsten Explorer

Premium high-specification drilling units, including four jackup rigs and three drillships
Vantage’s modern rigs are capable of drilling to deeper depths and possess enhanced operational efficiency and technical capabilities, resulting in higher utilization, dayrates and margins
Total costs of owned fleet of four jackups and the Platinum Explorer drillship of approximately
$1.7 billion
Premium Fleet
Successful track record of managing, constructing, marketing and operating offshore drilling units
In-house team of engineers and construction personnel overseeing complex construction projects
All jackups delivered on budget and on time
Jackup fleet has experienced approx. 99% of productive time for Vantage’s first 31 months in operation
Level of efficiency is exceptional for newly-constructed jackup rigs upon commencement of operations
Proven Operational
Track
Record
Significant cash flow visibility
Owned fleet contract backlog of approximately $1.2 billion and managed fleet contract backlog of approximately $1.8 billion
Owned fleet counterparties include Total, Pearl Energy, Bowleven, Foxtrot International, Phu Quy
(1)
,
Salamander, PTT, Petronas Carigali and ONGC
Managed deepwater rigs counterparties include Petrobras
Significant
Contract Coverage
with
High Quality
Counterparties
(1) PVEP Phu Quy Petroleum Operating Co. Ltd. is a joint venture interest between PetroVietnam Exploration Production Corp. and Total E&P Vietnam.
Company Highlights

Construction management arrangements for four ultra-deepwater drillships, DragonQuest, Dalian
Developer, Aker Drilling 1 & 2
Management of DragonQuest once in service
Approximately $12.0 to $15.0 million per year for the duration of the contract
Management team with extensive experience; average of 28 years in the drilling industry
Includes international and domestic public company experience with industry-leading peers involving numerous acquisitions and debt and equity financings
Experienced operating personnel
Construction
Supervision and
Management
Arrangements
Experienced
Management and
Operational Team
Company Highlights (Cont’d)

Completed Projects
4 BMC 375 Jackups
Platinum Explorer
Current Projects
Dalian Developer
Dragonquest
Aker Drillships 1&2
SeaDragon 1 & 2
Delivered On-Time, On Budget
November 2010
Restructured construction project
with Vantage designed remediation
plan and implemented project
controls.  Project completed for
customer as rigs sold to competitor.
• Project 99% complete
• 2
nd
Successful newbuild at DSME
• Hired by Financial Institution to provide
shipyard oversight following bid process
• Largest drillship in the world currently
under construction
• Vessel will include oil storage and multi-
purpose capabilities
• Hired by peer drilling company to
manage shipyard oversight
• Leverages our strong relationship and
extensive experience with DSME
Tungsten Explorer
• Company owned newbuild project
• Leverages shipyard experience
• Favorable costs and delivery schedule
Singapore Operations and Technical Support –
Track Record of Excellence

•
Emerald Driller – December 2008
•
Sapphire Driller – July 2009
•
Aquamarine Driller – September 2009
•
Topaz Driller – December 2009
All Delivered On-Time, On Budget –

Vantage Offices
Owned Rigs
Managed Rigs
Contract: Petrobras
DragonQuest
U.S. GOM
Contract: ONGC
Platinum Explorer
India
Houston
Singapore
Dubai
Contract: PTT
Emerald Driller
Thailand
Aquamarine Driller
Contract: Salamander
Vietnam
Contract: Petronas
Carigaili
Malaysia
Topaz Driller
Contract: Phu Quy (1)
Vietnam
Contract: Total
Malaysia
Country of Operation
(1) PVEP Phu Quy Petroleum Operating Co. Ltd. is a joint venture interest between PetroVietnam Exploration Production Corp. and Total E&P Vietnam.
Sapphire Driller
Contract: Eurail
Cameroon
Contract: Foxtrot
Ivory Coast
Worldwide Operations

Strong Customer Relationships Key Customers 10

World class assets achieving world class performance –
– Fleet productive time approximately 99% since inception
– High-specification jackup fleet meeting today’s challenges:
•
Faster drilling times
•
Faster moving times
•
Increased volumes of consumable liquids and
drilling fluids
•
Reduced boat runs and non-productive time
•
Improved pipe handling and offline capability
•
Fast preloading time for all tanks
•
75’ x 30’ cantilever reach substantially greater
than the industry average
•
Pipe decks allow increased storage capacity
•
Premium drilling package:
•
3 x 2200HP mud pumps
•
Integrated diverter system
•
18 ¾ BOP handling system and 4 rams
•
High-capacity, high efficiency – 5 x CAT 3516 B
Diesel engines
Emerald Driller
Sapphire Driller
Aquamarine Driller
Strong Financial Performance
Jackup Fleet

2 years at $171,000
Ownership 2010 2011 2012
Rig % Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
Jackups
Emerald Driller 100% 2 yrs. at $171K $132K 18 mos. at $130K
Sapphire Driller 100% 10 mos. at $115.5K 4 mos. at $120K 1 yr at $120K
Aquamarine Driller 100% 5 mos. at $154.2K
10 mos. at $120K
(2)
$124K 2 wells at $137K 1 year + 1 year option
Topaz Driller 100% 10 mos. at $107.2K 14 mos. At $187K (including upgrade & mob.)
Drillships
Platinum Explorer 100% 5 yrs. at $590.5K
DragonQuest Managed
8 yrs. at $551.3K
(3)
Construction Commissioning/ Working Operating Option Letter
Management Mobilization/ (Owned Rigs) (Management Contract of
Contract Shipyard Contract) Intent
Fleet Status –
Average Drilling Revenue/Day
(1)

Average drilling revenue per day is based on the total estimated revenue divided by the minimum number of days committed in a contract. Unless otherwise noted, the total revenue includes any mobilization and demobilization fees and other contractual revenues associated with the drilling services.
The contract is for drilling two wells plus extended well tests. Estimated drilling time is one month per well and extended well tests could range from a few months to up to one year per well. The first extended well tests period has been contracted through April 2011.
The drilling revenue per day includes the achievement of the 12.5 % bonus opportunity, but excludes mobilization revenues and revenue escalations included in the contract.
(1)
(2)
(3)

• Premium jackups (350’ + IC rigs)
and ultra-deepwater  floater have
historically maintained
significantly higher utilization
levels, particularly during
downturns in the energy industry
– A higher utilization level in the
international drilling market
continues to reflect a more stable
rig supply and demand
environment than the Gulf of
Mexico
– Operators are willing to pay a
substantial dayrate premium for
high-specification rigs
Global Jackup Utilization International vs. GOM Jackup Utilization
Source: Riglogix; ODS-PetroData.
Historical Floater Dayrates ($Thousands) Historical Floater Utilization
Premium Asset Advantage

–
Operators demand newer, higher
specification rigs due to superior
operating performance, resulting in
lower maintenance downtimes,
improved safety and higher
efficiency

•
Capabilities and age – The current worldwide fleet is comprised mostly of older, inefficient rigs
–
27% of today’s jackups are mat-supported and/or have less than 200ft of water depth capability
–
70% of today’s jackups are 25 years or older
–
As of February 2011 a total of 134 rigs were either ready stacked, cold stacked, or in an accommodation mode without contract
–
How many will not return to service?
•
Setting up cyclical recovery – Reduction in the overall fleet should result in pricing power and high utilization levels early on during the recovery
•
Age is a factor – Demand is increasing for high-specification jackups. Many customers are implementing age restrictions and new high-specification characteristics
Source: ODS-Petrodata
Global Jackup Fleet Distribution
Age Rigs % % 300+ 200-299 <200
25 years or older 331 69% 61% 150 126 55
5 to 24 years 52 11% 10% 48 3 1
0 to 4 years 94 20% 17% 84 4 6
477 100% 282 133 62
2011 Deliveries 15 3% 13 2 0
2012 Deliveries 22 4% 19 3 0
2013 Deliveries 30 6% 29 1 0
544 100% 343 139 62
Age of Jackup Fleet Water Depth (feet)
Profile of Global Jackup Fleet

Ultra-Deepwater Rig Supply is Increasing Significantly Deepwater Exploration is a Young, Rapidly Growing Market
Demand is Likely to Exceed Rig Supply Despite Newbuilds
Source: ODS-Petrodata, DnB NOR
Global Deepwater Market

Balance Sheet
($Millions)
Financial Overview

December 31, June 30,
2010 2011
Cash and cash equivalents 120.4 $               114.5 $
Restricted cash 29.0 6.2
Trade receivables 50.2 86.5
Inventory 19.8 22.2
Prepaid expenses and other current assets 11.5 7.3
230.9 236.7
Property and equipment, net 1,718.1 1,803.4
Investment in joint venture - -
Other assets 54.2 58.7
2,003.2 $           2,098.8 $
Accounts payable and accrued liabilities 107.5 $               126.6 $
Short-term debt 8.6 3.4
Current maturities of long-term debt - -
116.1 130.0
Long–term debt 1,103.5 1,242.5
Other long term liabilities 13.5 12.4
Shareholders' Equity
Paid-in capital 854.8 857.3
Retained Earnings (84.7) (143.4)
Accumulated other comprehensive loss - -
Total shareholders’ equity 770.2 713.8
2,003.2 $           2,098.8 $
Outstanding shares 289.7 290.7
Book value per share 2.66 $                  2.46 $

• No near-term maturities provides flexibility • Excess cash flow offers opportunity; alternatively we can buy bonds in the market with excess cash • First call option February 2013 Debt Repayment 17

Run-Rate Financial Potential of Vantage Owned Assets
($Millions, except dayrates)
(1) Calculations of rig-level EBITDA incorporate management's assumption of 90% utilization/efficiency of jackups, which reflects industry standard productive times on high-specification jackups.
Utilization/efficiency of drillship assumed to be 97%, which management believes is a reasonable assumption for a newbuild vessel in its first full year of operations. Rig-level EBITDA attributable to jackups reflects direct operating expense assumption based on Vantage’s jackups that operated for the full first quarter of 2011.
(2) EBITDA / Total debt includes the “tack-on” bond issuance in Q2 2011
Illustrative Range of Run-Rate Financial Potential
• Strong cash flow backlog to cover
debt service
• Leveraged to upturn in high-
specification jackup market
Financial Overview

EBITDA
Low
6.5x
Today’s
Peer Avg.
8.5
Historical
Peer Avg.
11.6x
$250 million $1.72 $3.44 $6.11
$300 million $2.84 $4.90 $8.10
$350 million $3.96 $6.36 $10.10
Implied Values – EV/EBITDA
Source: Jefferies
Price to Book Value
Key Drivers Near Term –
• Achieve high productive time on Platinum Explorer
• Improving dayrate contract fixtures on jackups

Significant Upside Valuation Potential

Historical Financial Information
($ Millions)
Financial Overview

$14.3
$22.2
$36.4
$38.6
$58.3
$68.4
$66.9
$84.9
$124.6
$120.9
$6.4
$9.5
$14.2
$5.0
$25.3
$24.6
$21.3
$16.9
$42.8
$48.2
$0.0
$20.0
$40.0
$60.0
$80.0
$100.0
$120.0
$140.0
3/31/2009 6/30/2009 9/30/2009 12/31/2009 3/31/2010 6/30/2010 9/30/2010 12/31/2010 3/31/2011 6/30/2011
Quarter Ended
Revenue Adjusted EBITDA

Reconciliation of Net Income (Loss) to Adjusted EBITDA
($Millions)
Appendix

6/30/2009 9/30/2009 12/31/2009 3/31/2010 6/30/2010 9/30/2010 12/31/2010 3/31/2011 6/30/2011
Net income (loss) 4.0 $            6.8 $            (4.3) $           6.0 $            (7.0) $           (33.6) $         (13.0) $         (18.7) $         (40.1) $
Interest expense, net 1.3                1.9                4.2                8.0                13.3             13.9             14.1             41.5             39.3
Income tax provision (benefit) 0.9                1.1                (0.6)              2.3                8.4                2.8                5.5                2.9                7.8
Depreciation 2.1                3.2                4.3                7.5                8.4                8.8                8.8                16.1             16.0
Loss on debt extinguishment -               -               -               -               -               24.0             -               -               25.2
Loss on acquisition of subsidiary -               -               -               -               -               3.8                -               -               -
  EBITDA 8.3 $            13.0 $          3.6 $            23.8 $          23.1 $          19.7 $          15.4 $          41.9 $          48.2 $
Share-based compensation expense 1.2                1.2                1.4                1.5                1.5                1.6                1.5                0.9                1.5
Adjusted EBITDA 9.5 $            14.2 $          5.0 $            25.3 $          24.6 $          21.3 $          16.9 $          42.8 $          49.7 $
Fiscal Quarter Ended,